SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2008

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Saddle River Executive Centre
1 Route 17 South,
Saddle River, NJ 07458
(Address of principal executive offices and zip Code)

(201) 258-8450
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 20, 2008, PDI, Inc. (the “Company”) issued a press release announcing the retirement of Michael J. Marquard as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors, effective immediately.  In connection with Mr. Marquard’s departure, the Company expects to make cash payments of approximately $869,000 to Mr. Marquard.  In addition, the Company has agreed to accelerate the vesting of 14,029 shares of common stock previously granted to Mr. Marquard.

Effective June 20, 2008, Jeffrey E. Smith, currently the Executive Vice President, Chief Financial Officer and Treasurer of the Company, has been appointed as interim Chief Executive Officer.  Mr. Smith, age 61, joined the Company as Executive Vice President, Chief Financial Officer and Treasurer in May 2006. Immediately prior to joining the Company, Mr. Smith was senior vice president, finance and chief financial officer of Pliva, Inc., a specialty generic pharmaceutical company. From 1985 to 2002, Mr. Smith served in various executive positions with Alpharma, Inc., a global specialty pharmaceutical company. While with Alpharma, Inc., Mr. Smith was executive vice president, finance and chief financial officer and, for a three-year period, was responsible for worldwide operations while serving as acting president and member of the office of the chief executive. Mr. Smith is a Certified Public Accountant who began his career with Coopers & Lybrand, now PricewaterhouseCoopers.  Mr. Smith received his B.S. from Fairleigh Dickinson University.

James G. Farrell, currently the Vice President, Corporate Controller of the Company, has been appointed as interim Chief Financial Officer of the Company, effective June 20, 2008.  Mr. Farrell, age 42, joined the Company in April 2008.  Prior to joining the Company, Mr. Farrell was the Vice President and Corporate Controller of Cambrex Corporation, a publicly traded global manufacturer and provider of services to life science companies.  From 1994 to 2005, Mr. Farrell served in various positions, including most recently as Director of Accounting Policy, Procedures and External Reporting, at Ingersoll-Rand Company, a publicly traded manufacturer of non-electric machinery and equipment with operations in over 250 locations worldwide.  Prior to that, Mr. Farrell was employed with Ernst & Young LLP.  Mr. Farrell is a Certified Public Accountant and received his B.S. from St. Thomas Aquinas College and an M.B.A. from Fordham University.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)              Exhibits

99.1	Press Release dated June 20, 2008.

                                  * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           PDI, INC.

           By: /s/ James G. Farrell
           ------------------------------------
           James G. Farrell
          Chief Financial Officer

Date: June 26, 2008

EXHIBIT INDEX

Exhibit No.                                                      Description
___________                                                      ____________

99.1                                                      Press Release dated June 20, 2008

EXHIBIT 99.1